UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 000-23108	333-205455; 333-228025	333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK

(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720

(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 29, 2012, Discover Card Execution Note Trust, as Issuer (the “Note Issuance Trust”), and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), entered into the Class A(2012-A) Terms Document (as amended, the “Terms Document”), pursuant to which the Note Issuance Trust created a new tranche of Class A Notes of the DiscoverSeries (the “Class A(2012-A) Notes”). On April 30, 2021, the Note Issuance Trust, Discover Funding LLC, Discover Bank, U.S. Bank National Association, the purchaser and committed purchaser of the Class A(2012-A) Notes entered into the Termination and Consent Agreement, pursuant to which the Note Issuance Trust paid the Class A(2012-A) Notes in full and the Class A(2012-A) Notes were cancelled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2021
Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455 and 333-228025)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Patricia S. Hall
Patricia S. Hall Vice President, Chief Financial Officer and Assistant Treasurer